Exhibit 10.4

THIRD AMENDMENT AGREEMENT

This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 31st day of May, 2007 among:

(a)                                 CINTAS CORPORATION NO. 2, a Nevada corporation (“Borrower”);

(b)                                 the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)                                  KEYBANK NATIONAL ASSOCIATION, as joint lead arranger and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)                                 J.P. MORGAN SECURITIES INC. (successor by merger to Banc One Capital Markets, Inc.), as joint lead arranger under the Credit Agreement;

(e)                                  JPMORGAN CHASE BANK, N.A. (successor by merger to Bank One, N.A.), as syndication agent under the Credit Agreement;

(f)                                   FIFTH THIRD BANK, as co-documentation agent under the Credit Agreement;

(g)                                  US BANK NATIONAL ASSOCIATION, as co-documentation agent under the Credit Agreement; and

(h)                                 THE BANK OF TOKYO-MITSUBISHI UFJ, LTD. (formerly known as The Bank of Tokyo-Mitsubishi, Ltd.), as co-documentation agent under the Credit Agreement.

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dated as of May 28, 2004, that provides, among other things, for loans and letters of credit aggregating Six Hundred Million Dollars ($600,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment; and

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1.                                      Amendment to Conditions to Each Credit Event.  Section 4.1 of the Credit Agreement is hereby amended to delete subsection (iii) therefrom and to insert in place thereof the following:

(iii)                               each of the representations and warranties contained in Article VI hereof (other than the representations and warranties set forth in Sections 6.4, 6.7, 6.8, 6.12 and 6.14 hereof) shall be true in all material respects as if made on and as of the date of such Credit Event, except to the extent that any thereof expressly relate to an earlier date.

2.                                      Closing Items.  Concurrently with the execution of this Amendment, Borrower shall:

(a)                                 cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

(b)                                 pay all legal fees and expenses of Agent in connection with this Amendment.

3.                                      Exercise of Accordion.  Effective as of May 30, 2007, Borrower exercised the accordion feature set forth in Section 2.9(b) of the Credit Agreement and thereby the Total Commitment Amount was increased from Four Hundred Million Dollars ($400,000,000) to Six Hundred Million Dollars ($600,000,000).  Attached hereto is the Schedule 1 of the Credit Agreement as in effect commencing on May 30, 2007.

4.                                      Representations and Warranties.  Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy or insolvency laws or similar laws affecting the rights of creditors generally or by general principles of equity.

5.                                      References to Credit Agreement.  Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

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6.                                      Waiver.  Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.                                      Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.                                      Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.                                      Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

10.                               Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

CINTAS CORPORATION NO. 2

By:
William C. Gale
Senior Vice President and Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

J.P. MORGAN SECURITIES INC., as Joint Lead Arranger

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Syndication Agent and as a Lender

By:
Name:
Title:

Signature Page

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

FIFTH THIRD BANK, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

US BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

WELLS FARGO BANK NATIONAL ASSOCIATION

By:
Name:
Title:

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Signature Page

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

Signature Page

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of May 31, 2007.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

CINTAS CORPORATION	CINTAS CORPORATION NO. 3

By:	By:
Name:	Name:
Title:	Title:

CINTAS CORP. NO. 8, INC.	CINTAS — RUS, L.P.
By: Cintas Corp. No. 8, Inc., its general partner
By:
Name:	By:
Title:	Name:
Title:

CINTAS CORP. NO. 15, INC.	XPECT FIRST AID CORPORATION

By:	By:
Name:	Name:
Title:	Title:

Signature Page

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CINTAS FIRST AID HOLDINGS CORPORATION	AMERICAN FIRST AID COMPANY

By:	By:
Name:	Name:
Title:	Title:

RESPOND INDUSTRIES, INCORPORATED	AFFIRMED MEDICAL, INC.

By:	By:
Name:	Name:
Title:	Title:

Signature Page

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SCHEDULE 1

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT
KeyBank National Association	19.50%	$117,000,000	$117,000,000
JPMorgan Chase Bank, N.A.	19.50%	$117,000,000	$117,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	14.00%	$84,000,000	$84,000,000
Fifth Third Bank	13.00%	$78,000,000	$78,000,000
US Bank National Association	13.00%	$78,000,000	$78,000,000
Wells Fargo Bank National Association	7.67%	$46,000,000	$46,000,000
PNC Bank, National Association	6.50%	$39,000,000	$39,000,000
The Northern Trust Company	4.33%	$26,000,000	$26,000,000
National City Bank	2.50%	$15,000,000	$15,000,000
Total Commitment Amount	100%	$600,000,000	$600,000,000

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